Exhibit 10(b) Consent of Attorneys


Christopher S. Petito                                       202-965-8152


                                   April 23, 2001


Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account
Lincoln Benefit Life Centre
Lincoln, Nebraska  68501-0469

Ladies and Gentlemen:


We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 2 to the Registration Statement No. 333-61146 of Lincoln Benefit Life Variable Annuity Account on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                    Very truly yours,

                                    Jorden Burt LLP

                                         /s/ Christopher S. Petito
                                    By:-----------------------------
                                            Christopher S. Petito